Exhibit 99.2 Our Compelling Story: 2021 Investor Day February 25, 2021

Ed Vallejo Vice President, Investor Relations 2Ed Vallejo Vice President, Investor Relations 2

Forward-Looking Statements Safe Harbor This presentation includes forward‐looking statements within the meaning of the safe harbor provisions of the Private  Securities Litigation Reform Act of 1995 and the Federal securities laws. They are not guarantees or assurances of any  outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue  reliance upon them. The forward‐looking statements are subject to a number of estimates and assumptions, and known and  unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward‐looking statements included in this presentation. The factors that could cause actual results to differ, including uncertainties, risks and  other factors associated with the current novel coronavirus (COVID‐19) pandemic, are discussed in the Appendix to this  presentation, and in our Annual Report on Form 10‐K for the year ended December 31, 2020, as filed with the SEC on February  24, 2021. Non‐GAAP Financial Information This presentation includes non‐GAAP financial measures. Further information regarding these non‐GAAP financial measures,  including a reconciliation of each of these measures to the most directly comparable GAAP measure, is included in the  Appendix to this presentation. 3Forward-Looking Statements Safe Harbor This presentation includes forward‐looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward‐looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward‐looking statements included in this presentation. The factors that could cause actual results to differ, including uncertainties, risks and other factors associated with the current novel coronavirus (COVID‐19) pandemic, are discussed in the Appendix to this presentation, and in our Annual Report on Form 10‐K for the year ended December 31, 2020, as filed with the SEC on February 24, 2021. Non‐GAAP Financial Information This presentation includes non‐GAAP financial measures. Further information regarding these non‐GAAP financial measures, including a reconciliation of each of these measures to the most directly comparable GAAP measure, is included in the Appendix to this presentation. 3

Safety Above All Safety is a priority in everything that we do 1 2 3 4 5 Bedrock of Zero Injuries Emotional Safety Virtual                 Continued Culture Investor Day Execution of COVID-19 Safety Measures 4

Walter Lynch President and Chief Executive Officer 5

Agenda Vision and Strategy 1 Walter Lynch, President and CEO Growth 2 Bill Varley, Chief Growth Officer ESG 3 Cheryl Norton, Chief Environmental Officer 2020 Results, 2021 Guidance and Business Plan 4 Susan Hardwick, EVP and CFO 5 Minute Break 5 Q&A Session 6 6Agenda Vision and Strategy 1 Walter Lynch, President and CEO Growth 2 Bill Varley, Chief Growth Officer ESG 3 Cheryl Norton, Chief Environmental Officer 2020 Results, 2021 Guidance and Business Plan 4 Susan Hardwick, EVP and CFO 5 Minute Break 5 Q&A Session 6 6

Strategic Focus - Creating Value for the Long Term Vision 1 2 3 Operate where Champion an we can create Develop and inclusive and value for invest in our high performing customers, people culture employees and shareholders 7 7Strategic Focus - Creating Value for the Long Term Vision 1 2 3 Operate where Champion an we can create Develop and inclusive and value for invest in our high performing customers, people culture employees and shareholders 7 7

Our Business at a Glance

AMERICAN WATER

Regulated Business

as of December 31, 2020

53,000+ *miles of pipe*

609 *water treatment plants*

150 *wastewater facilities*

1,100 *wells*

75 *dams*

Homeowner Services

~3 million *contracts serving*

~1.5 million *customers*

Military Services Group

17 installations in current footprint



Regulated Operations
Regulated Operations & Homeowner Services
Homeowner Services
Military Services Group

8

Our Compelling Story

AMERICAN WATER

2021-2025 Plan

7-10% EPS CAGR range*



Market-Based Businesses
~1%
Regulated Acquisitions
1.5-2.5%
Regulated Investment CAPEX
5-7%

**Anchored off 2020 EPS*

9

Increase in Regulated Investment of $1.3 Billion Over the Next 5 Years Capital Plan ($ in billions) 2021 ‐ 2025 Average Regulated  Capital Expenditures by Purpose 2021 – 2030 $22 ‐ $25 4% Infrastructure Renewal Regulated 7% $3 ‐ $4 Acquisitions Operational Efficiency,  8% 2021 – 2025 Technology &  Innovation $10.3 ‐ $10.5 2021 8% Water Quality $1.9 $1.4 ‐ $1.6 Resiliency $0.3 6% Regulated  67% $19 ‐ $21 System Expansion System  Investments Other $8.9 $1.6 10Increase in Regulated Investment of $1.3 Billion Over the Next 5 Years Capital Plan ($ in billions) 2021 ‐ 2025 Average Regulated Capital Expenditures by Purpose 2021 – 2030 $22 ‐ $25 4% Infrastructure Renewal Regulated 7% $3 ‐ $4 Acquisitions Operational Efficiency, 8% 2021 – 2025 Technology & Innovation $10.3 ‐ $10.5 2021 8% Water Quality $1.9 $1.4 ‐ $1.6 Resiliency $0.3 6% Regulated 67% $19 ‐ $21 System Expansion System Investments Other $8.9 $1.6 10

Balancing Investment Opportunity & Customer Bill Impact System investment needs Customer bill impact What can help us do more O&M and capital efficiencies Regulatory support and constructive legislation Increase customer base 11

Strategic Approach to Managing Costs TECHNOLOGY Enabling employees Enhancing customer experience Best-in-class operations SUPPLY CHAIN Leverage our scale More competitive pricing/buying power Access to supply Commitment to diverse suppliers CULTURE Strong customer focus Embrace Innovation Continuous execution 12

Managing Customer Bill Impact with a Disciplined Focus on Operating Costs 46.1% 41.0% 39.1% 36.6% 35.6% 34.5% 34.3% Regulated O&M 30.4%** Efficiency Ratio* 2010 2012 2014 2016 2018 2019 2020 2025 Target 2025 O&M Adjusted O&M Expenses from Added≈322,000*** Efficiency Target 2010 to 2020 increased only customer connections 30.4%** 1.0% CAGR* since 2010 * Non-GAAP Measure – See appendix for reconciliation. O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure). This calculation assumes purchased water revenues approximate purchased water expenses ** A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort 1 13 *** Includes organic customer connections, acquisitions and closed dispositionsManaging Customer Bill Impact with a Disciplined Focus on Operating Costs 46.1% 41.0% 39.1% 36.6% 35.6% 34.5% 34.3% Regulated O&M 30.4%** Efficiency Ratio* 2010 2012 2014 2016 2018 2019 2020 2025 Target 2025 O&M Adjusted O&M Expenses from Added≈322,000*** Efficiency Target 2010 to 2020 increased only customer connections 30.4%** 1.0% CAGR* since 2010 * Non-GAAP Measure – See appendix for reconciliation. O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure). This calculation assumes purchased water revenues approximate purchased water expenses ** A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort 1 13 *** Includes organic customer connections, acquisitions and closed dispositions

Market-Based Businesses Provide Strategic Value Military Services Group 17 installations in current footprint Opportunity for infrastructure upgrades on existing bases Homeowner Services ~3 million protection plan contracts serving ~1.5 million customers Over 40 different partnerships with municipal water, gas and electric utilities BENEFITS › Capital light › Builds relationships Enhances customer satisfaction Cash flow positive Positive branding Leverage core competencies 14

Our Objectives for the Next Five Years

AMERICAN WATER

2021-2025 Plan

7-10% EPS CAGR range



Market-Based Businesses
~1%
Regulated Acquisitions
1.5-2.5%
Regulated Investment CAPEX
5-7%

- Advance infrastructure improvement through five-year capital investment plan of approximately $10.4 billion and expected ten-year plan of $22-$25 billion
- Accelerate growth through acquisitions
- Drive O&M efficiency through strategic approach to managing costs
- Leverage MBBs to enhance customer experience and add cash flow
- Strengthen position as leading Environmental, Social Responsibility and Governance (ESG) investment

15

Bill Varley Chief Growth Officer 16Bill Varley Chief Growth Officer 16

Highly Fragmented Water Industry Creates Opportunity

AMERICAN WATER

Water Utilities



Electric Utilities



Natural Gas Utilities



Industry opportunity

Water		Wastewater	
16%	Investor owned	2%	Investor owned
84%	Public & other	98%	Public & other

American Water footprint

- Ideal for Industry consolidation opportunities
- Target 5K-50K customer connections per acquisition
- Wastewater focus (AWK customer connections mix-93% water & 7% wastewater)

Water Utilities Source: EPA SDWIS Federal Reports Search www3.epa.gov/enviro/facts/sdwis

Electric Utilities Source: Form EIA-861 detailed data files www.eia.gov/electricity/data/eia8

Gas Utilities Source: EPA F.L.I.G.H.T. Greenhouse Gas Emissions from Large Facilities Ghgdata.epa.gov/ghgp/main.do#

17

Leveraging Our Competitive Advantage Focus on Efficient Operations Focus on Efficient Operations Scale and large customer base Increase wastewater within and  adjacent to water footprint People with deep utility  experience Engagement on Regulatory  and Legislative Policy 18Leveraging Our Competitive Advantage Focus on Efficient Operations Focus on Efficient Operations Scale and large customer base Increase wastewater within and adjacent to water footprint People with deep utility experience Engagement on Regulatory and Legislative Policy 18

State Legislation Enables Growth

American Water

Fair Market Value	10
CA	NJ
IA	MD
IN	IL
PA	MO
VA	WV

Consolidated Tariffs	12
CA	MO
IA	NJ
IL	NY
IN	PA
KY	VA
MD	WV

Water Quality Accountability Legislation	3
NJ	
IN	
MO	

19

Strong Pipeline of Opportunities Growing Opportunity for 1,230,000 Acquisition Activity Since Customer Connections Over Customer Connections in 2015 Five Year Outlook Pipeline 1,230, 000 106 acquisitions adding over 211,000 800,00 Opportunity A –78,000 customer connections 0 Opportunity B –50,000 Opportunity C –33,000 62 water acquisitions adding a Opportunity D –29,300 total of 52,000 connections Opportunity E –23,500 44 wastewater acquisitions adding a total of 159,000 Prior Current 2020 2021 connections Outlook Outlook Rate Case Process to Regulatory Close & Customers Agreement Process Fully Reflect Acquisitions Approval to Close Served at Existing Rates & Inclusion into Rate Base 20

Regulated Growth: Strategy

2021-2025 Plan

7-10% EPS CAGR range



Market-Based Businesses
~1%
Regulated Acquisitions
1.5-2.5%
Regulated Investment CAPEX
5-7%

Executing Fundamentals

- Continued focus on acquisitions in the target range of – 5,000 to 50,000 customers – and larger acquisitions where appropriate
- Leverage water footprint to acquire wastewater systems
- Continued engagement on legislative/regulatory policy to benefit customers and advance solutions to water and wastewater challenges
- Continue to build robust pipeline of opportunities

21

Cheryl Norton Chief Environmental Officer; President, New Jersey American Water 22Cheryl Norton Chief Environmental Officer; President, New Jersey American Water 22

What ESG Means at American Water Activists/ Investors Advocacy Groups Stakeholder  Engagement Industry  Employees Associations Workforce ESG  The Journey  Customers engagement of ESG Board of  Customers Directors Infrastructure Regulatory Agencies/ State Utility  Communities Environmental  Commissions Stewardship Suppliers 23What ESG Means at American Water Activists/ Investors Advocacy Groups Stakeholder Engagement Industry Employees Associations Workforce ESG The Journey Customers engagement of ESG Board of Customers Directors Infrastructure Regulatory Agencies/ State Utility Communities Environmental Commissions Stewardship Suppliers 23

How We Work Inclusion & Diversity Supplier Diversity Safety People 59% 27.6% 67% >100k HRS Of Transfers/Promotions  2021 Goal: Achieve  Reduction in workplace  Safety training completed  were minority, female,  diverse supplier/small  injuries since 2015 by employees veteran or disabled  business spend, of Tier 1  employees & 2 suppliers Diversity is our  Communities are Better Journey Learning through  STRENGTH because we are there to ZERO injuries Best Practices 24 Note: Statistics as of 12/31/20How We Work Inclusion & Diversity Supplier Diversity Safety People 59% 27.6% 67% >100k HRS Of Transfers/Promotions 2021 Goal: Achieve Reduction in workplace Safety training completed were minority, female, diverse supplier/small injuries since 2015 by employees veteran or disabled business spend, of Tier 1 employees & 2 suppliers Diversity is our Communities are Better Journey Learning through STRENGTH because we are there to ZERO injuries Best Practices 24 Note: Statistics as of 12/31/20

Environmental Goals

AMERICAN WATER

Energy & Emissions*

Reduce absolute scope 1 and scope 2 greenhouse gas emissions by more than 40% by 2025 from a 2007 baseline

Water Use & Efficiency

By 2035, meet customer needs while saving 15% in water delivered per customer compared to a 2015 baseline

Climate Variability & Water Supply Resilience

*By 2030, increase our water system resiliency to respond to more extreme events by increasing URI** weighted average by 10% from 2020 baseline.*

*Clarification of existing goal
** Utility Resilience Index

25

Water Use & Efficiency Goal

AMERICAN WATER

By 2035, American Water commits to meet customer needs while saving 15% in water delivered per customer compared to a 2015 baseline

2015 — 2020 — 2035

2020: 4.3% reduction gained since 2015

4.3% Reduction Since 2015	+	**3 to 5 %** Continue and Expand Current Programs	+	**2 to 4%** Innovation and New Technology	+	**6 to 8%** National Trends Toward Efficient Appliances and Fixtures	=	**15%** **Reduction by 2035**

BENEFITS

- Environment
- Energy Savings
- Avoided Capital
- Reduce Non-Revenue Water
- Lower Cost to Customers

26

Climate Variability & Water Supply Resilience Goal
By 2030, increase our water system resiliency to respond to more extreme events by increasing URI* weighted average by 10% from 2020 baseline
BENEFITS
› Availability and reliability of service
› Robust, comprehensive emergency planning
› Response to extreme events
*Utility Resilience Index
Customer, employee and public safety Physical, cyber and fiscal security Workforce resiliency

Climate Variability & Water Supply Resilience Goal
URI assesses a utility’s ability to absorb and cope with
an incident and return to normal operations as quickly as possible.
People Power
Asset Resiliency
Community Resilience
Utility Improved Enhanced Resilient Capital Employee Emergency Resiliency
Resilience Systems (URI) Investment Training Plans (URI)
STRATEGY
› Improvement opportunities
› Uniform approach to training
Quicker and efficient return to normal operations Holistic approach to resiliency.
28

Susan Hardwick Chief Financial Officer 29Susan Hardwick Chief Financial Officer 29

2020 Results EPS Contribution by Business Fourth Quarter Three Months Ended Three Months Ended 2020 Results 12/31/2020 12/31/2019 Change Regulated $0.85  $0.84  $0.01  Market‐Based $0.13  ($0.09) $0.22  Parent Interest & Other ($0.18) ($0.21) $0.03  Total EPS $0.80  $0.54  $0.26  EPS Contribution by Business Full Year Year Ended Year Ended 2020 Results 12/31/2020 12/31/2019 Change Regulated $3.94  $3.61  $0.33  Market‐Based $0.50  $0.26  $0.24  Parent Interest & Other ($0.53) ($0.44) ($0.09) Total EPS $3.91  $3.43  $0.48  302020 Results EPS Contribution by Business Fourth Quarter Three Months Ended Three Months Ended 2020 Results 12/31/2020 12/31/2019 Change Regulated $0.85 $0.84 $0.01 Market‐Based $0.13 ($0.09) $0.22 Parent Interest & Other ($0.18) ($0.21) $0.03 Total EPS $0.80 $0.54 $0.26 EPS Contribution by Business Full Year Year Ended Year Ended 2020 Results 12/31/2020 12/31/2019 Change Regulated $3.94 $3.61 $0.33 Market‐Based $0.50 $0.26 $0.24 Parent Interest & Other ($0.53) ($0.44) ($0.09) Total EPS $3.91 $3.43 $0.48 30

2021 EPS & Long-Term Guidance 7‐10%* CAGR Range 2021 EPS  Guidance 2021 – 2025 LT     2020 EPS 7‐10%* EPS CAGR  2020 EPS Guidance includes $0.07 per  $4.18 share of favorable  weather; $3.84  per share weather  normalized $4.28 2021 EPS Guidance $3.91 $4.18 ‐ $4.28 2020 2021 2025 31 * Anchored off 2020 EPS2021 EPS & Long-Term Guidance 7‐10%* CAGR Range 2021 EPS Guidance 2021 – 2025 LT 2020 EPS 7‐10%* EPS CAGR 2020 EPS Guidance includes $0.07 per $4.18 share of favorable weather; $3.84 per share weather normalized $4.28 2021 EPS Guidance $3.91 $4.18 ‐ $4.28 2020 2021 2025 31 * Anchored off 2020 EPS

Investment for Growth in Regulated Acquisitions
Market-Based Businesses 1-2% Market-Based Businesses ~1%%
Regulated Acquisitions 1-2 % Regulated Acquisitions 1.5-2.5 % Regulated investment CAPEX 5-7% Regulated investment CAPEX 5-7%
32

Our Capital Plan Drives Rate Base Growth Capital Plan ($ in billions) $22 ‐ $25 $20 ‐ $22 Regulated $3 ‐ $4 $2 ‐ $3 Acquisitions $10.3 ‐ $10.5 $8.8 ‐ $9.4 $1.4 ‐ $1.6 $0.6 ‐ $1.2 $1.9 Regulated  $19 ‐ $21 $18 ‐ $19 $0.3 System  Investments $8.9 $8.2 $1.6 2021 2020 – 2024 2021 – 2025 2020 – 2029 2021 – 2030 (Prior Plan) (Prior Plan) 33Our Capital Plan Drives Rate Base Growth Capital Plan ($ in billions) $22 ‐ $25 $20 ‐ $22 Regulated $3 ‐ $4 $2 ‐ $3 Acquisitions $10.3 ‐ $10.5 $8.8 ‐ $9.4 $1.4 ‐ $1.6 $0.6 ‐ $1.2 $1.9 Regulated $19 ‐ $21 $18 ‐ $19 $0.3 System Investments $8.9 $8.2 $1.6 2021 2020 – 2024 2021 – 2025 2020 – 2029 2021 – 2030 (Prior Plan) (Prior Plan) 33

Investment in Rate Base is the Foundation of Our Growth ($ in billions) ≈7‐8%* Rate base Estimated Rate Base** CAGR As of  12/31/2020 Net Utility Plant $20.1 Less Advances for Construction $0.3 $1.4 CIAC ‐ Contributions in Aid of Construction $3.4 Net Deferred income taxes $5.1 Total Estimated Rate Base $15.0 *Anchored off 2020  34 **An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes. Amounts  may not sum due to rounding Investment in Rate Base is the Foundation of Our Growth ($ in billions) ≈7‐8%* Rate base Estimated Rate Base** CAGR As of 12/31/2020 Net Utility Plant $20.1 Less Advances for Construction $0.3 $1.4 CIAC ‐ Contributions in Aid of Construction $3.4 Net Deferred income taxes $5.1 Total Estimated Rate Base $15.0 *Anchored off 2020 34 **An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes. Amounts may not sum due to rounding

Financing $1.3 Billion Increase in Regulated Investment Over Prior Plan

AMERICAN WATER

($ in millions)

Equity Financing Sources ~54%	
Change from Prior Plan	
Operating Cash Flows	+$250
NYAW Sale Proceeds	+$250
Equity Issuances*	+$200
Total Equity Financing	**+$700**

+

Debt Financing Sources ~46%	
Change from Prior Plan	
Debt Issuances	+$600
Total Debt Financing	**+$600**

=

Total Change in Financing from Prior Plan
$1.3 billion

***2021-2025 Equity Issuances: $500m Prior Plan + $200m Incremental = $700m Total**

35

Rate Filings Completed & Awaiting Final Order ($ in millions) Requested Revenue in  Rate Filings Pending Base Rate  Completed* Effective since January 1, 2020 Proceedings** *Annualized Revenue Increase for Rates Effective Since January 1, 2020 36 ** Includes revenues originally requested by Pennsylvania‐American in its 2019 general rate case filingRate Filings Completed & Awaiting Final Order ($ in millions) Requested Revenue in Rate Filings Pending Base Rate Completed* Effective since January 1, 2020 Proceedings** *Annualized Revenue Increase for Rates Effective Since January 1, 2020 36 ** Includes revenues originally requested by Pennsylvania‐American in its 2019 general rate case filing

Balance Sheet Strength AWK Long‐Term Issuer Rating Debt to Total Capital* S&P Global Moody’s 5‐year Plan  ** 2020 2025 62% 59‐60% A Baa1 (stable) (stable) *Includes both long‐term and short‐term debt **Excludes $500 million term loan Consolidated Debt Maturity Profile 5 years Liquidity Available as of December 31, 2020 as of year‐end $1,935 $1,120 $547 Cash $20 $597 $474 $329 $356 Revolving Credit Facility $14 $1,388 $1,100 ($2.25B capacity) 2021 2022 2023 2024 2025 2020 2025 (Projected) 37Balance Sheet Strength AWK Long‐Term Issuer Rating Debt to Total Capital* S&P Global Moody’s 5‐year Plan ** 2020 2025 62% 59‐60% A Baa1 (stable) (stable) *Includes both long‐term and short‐term debt **Excludes $500 million term loan Consolidated Debt Maturity Profile 5 years Liquidity Available as of December 31, 2020 as of year‐end $1,935 $1,120 $547 Cash $20 $597 $474 $329 $356 Revolving Credit Facility $14 $1,388 $1,100 ($2.25B capacity) 2021 2022 2023 2024 2025 2020 2025 (Projected) 37

Delivering Value for Our Shareholders Target long term dividend growth 5‐Year Total Shareholder Return** CAGR at high end of 7‐10%* 182% 103% 79% American Water PHLX Utility Sector S&P 500 Works Company *Future dividends are subject to approval of the American Water Board of Directors 38 **As of 12/31/20 end date. Source: FactsetDelivering Value for Our Shareholders Target long term dividend growth 5‐Year Total Shareholder Return** CAGR at high end of 7‐10%* 182% 103% 79% American Water PHLX Utility Sector S&P 500 Works Company *Future dividends are subject to approval of the American Water Board of Directors 38 **As of 12/31/20 end date. Source: Factset

Walter Lynch President and Chief Executive Officer 39Walter Lynch President and Chief Executive Officer 39

Our Strengths People Solutions  ESG Safety Performance Provider Inclusion &  Going beyond the  Safety is both a  ESG affirms the  Growth enables  empowerment pave a  minimum requirement  strategy & core  values we have  investment in  path for employee &  to solidify our position  company value. upheld for decades.  training,  company success.  as a leader in O&M  infrastructure, &  excellence. communities.  Safety is more than  Employees are the  Excellence is getting  Providing Water and  Leading “the right thing to  the Fundamentals Heart of our  Wastewater  by Example do” business right Solutions 40Our Strengths People Solutions ESG Safety Performance Provider Inclusion & Going beyond the Safety is both a ESG affirms the Growth enables empowerment pave a minimum requirement strategy & core values we have investment in path for employee & to solidify our position company value. upheld for decades. training, company success. as a leader in O&M infrastructure, & excellence. communities. Safety is more than Employees are the Excellence is getting Providing Water and Leading “the right thing to the Fundamentals Heart of our Wastewater by Example do” business right Solutions 40

Demonstrating Leadership

AMERICAN WATER

Sustainability

- Ranked #9 on Corporate Knight's Global 100 Most Sustainable Companies; Top ranked Water company in the world
- American Water ranked #15 on Barron's 100 Most Sustainable Companies
- S&P Global Ratings ESG Evaluation (87 out of 100), the highest evaluation score given by S&P in the U.S. and the 2nd highest globally
- Ranked #75 on Newsweek's list of America's Most Responsible Companies; 2nd highest in Energy/Utility Industry

Supplier Diversity

- Ranked as one of America's Top Corporations for Women's Business Enterprises by the Women's Business Enterprise National Council
- DiversityPlus Magazine 2020 Best of the Best Champions of Diversity
- Eastern Minority Supplier Development Council – 2020 National Corporation of the Year Award

Inclusion & Diversity

- American Water recognized among the top 100 Best for Vets employers by Military Times
- American Water earns 2021 Military Friendly® Gold Employer designation
- American Water earns 2021 Military Friendly® Spouse Employer designation
- American Water Joins Army Representatives to Accept U.S. Department of Energy Award
- Included in the Bloomberg Gender Equality Index for the 3rd consecutive year

41

Our Compelling Story

AMERICAN WATER

2021-2025 Plan

7-10% EPS CAGR range



Market-Based Businesses
~1%
Regulated Acquisitions
1.5-2.5%
Regulated Investment CAPEX
5-7%

- Top tier long-term EPS growth at CAGR of **7-10%**
- Regulated growth driven by capital investment of approximately **$10.4 billion** over the next five years and expected **$22 to $25 billion** over the next ten years
- Regulated Businesses comprise **89% of 2025 EPS**, supported with **cash flow** from complementary Market-Based Businesses
- Dividend growth leader at high end of **7-10%** growth range*
- Top utility sector performer in **total shareholder return**
- **Inclusive and Diverse** high performing culture

**Future dividends are subject to approval of the American Water Board of Directors*

42

5 Minute Break 435 Minute Break 43

Q&A Session 44 44Q&A Session 44 44

Investor Relations Contacts Ed Vallejo Vice President, Investor Relations edward.vallejo@amwater.com Michael Tavani, CFA Senior Manager, Investor Relations michael.tavani@amwater.com Abbey Barksdale Senior Manager, Investor Relations & ESG abbey.barksdale@amwater.com 45Investor Relations Contacts Ed Vallejo Vice President, Investor Relations edward.vallejo@amwater.com Michael Tavani, CFA Senior Manager, Investor Relations michael.tavani@amwater.com Abbey Barksdale Senior Manager, Investor Relations & ESG abbey.barksdale@amwater.com 45

Appendix 46 46Appendix 46 46

Forward-Looking Statements Statements made, referred to or relied upon in this presentation, including, without limitation, with respect to: earnings per share guidance;  dividend growth guidance; the timing and outcome of pending or future acquisition activity; our  future financial performance, liquidity and cash flows; our ability to finance our current operations, capital expenditures and growth initiatives by  accessing the debt and equity capital markets; the impacts to us attributable to the current  pandemic health event resulting from the novel coronavirus (COVID‐19); the amount and allocation of future capital investments and expenditures;  estimated revenues, regulatory recovery and other decisions in general rate cases and other  proceedings; estimates regarding our projected rate base, growth, results of operations and financial condition; our projected regulated adjusted  operation and maintenance efficiency ratio; the expected timing of the completion of the  announced sale of our New York subsidiary and the amount of proceeds or after‐tax gain anticipated to be recognized therefrom; trends  in the industries in which we operate, including macro trends with respect to our efforts related to  customer, technology and work execution; our ability to execute our business and operational strategy; and regulatory, legislative, tax policy or  legal developments, are forward‐looking statements within the meaning of the safe harbor  provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward‐looking  statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,”  “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,”  “likely”, “uncertain”, “outlook,” “future,” “pending,” “goal,” “objective,” “potential,”  “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” or  the negative of such terms or other variations or similar expressions. These forward‐looking statements are predictions based on our current expectations and assumptions regarding future events.  They are not guarantees or assurances of any  outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them.  The forward‐looking statements are subject to a number of estimates and assumptions, known and  unknown risks, uncertainties and other factors. Actual results may vary materially from those discussed in the forward‐looking statements included  in this presentation as a result of the factors discussed in our Annual Report on Form 10‐K for  the year ended December 31, 2020, as filed with the SEC on February 24, 2021, and subsequent filings with the SEC, and because of  factors including, without limitation: the decisions of governmental and regulatory bodies and the outcome of  regulatory commissions’ and other authorities’ actions; changes in customer demand for, and patterns of use of, water; limitations on the  availability of our water supplies or sources of water, or restrictions on its use thereof; a loss of one or  more large industrial or commercial customers; changes in laws, governmental regulations and policies; impacts resulting from U.S., state and local elections; weather conditions and events, climate variability patterns, and natural disasters,  including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding,  pandemics (including COVID‐19) and epidemics, earthquakes, landslides, hurricanes, tornadoes,  wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or  actions; risks associated with our aging infrastructure and our ability to appropriately  improve the resiliency of or maintain and replace, current or future infrastructure and systems; exposure or infiltration of our technology and critical infrastructure systems through physical or cyber attacks or other means; our ability to obtain  permits and other approvals for projects and construction of various water and wastewater facilities; changes in our capital requirements; our  ability to control operating expenses and to achieve efficiencies in our operations; the intentional or  unintentional actions of a third party, including contamination of our water supplies or the water provided to our customers; our ability to obtain adequate and cost‐effective supplies of equipment, chemicals, electricity, fuel, water and other  raw materials; our ability to successfully meet growth projections for our businesses and capitalize on growth opportunities; our ability to, among other things, acquire, close and successfully integrate regulated operations and market‐based  businesses, enter into contracts and other agreements with, or otherwise obtain, new customers in the Company’s market‐based businesses, and  realize anticipated benefits and synergies from new acquisitions; risks and uncertainties  associated with contracting with the U.S. government; cost overruns relating to our operations; our ability to successfully develop and implement  new technologies; our ability to maintain safe work sites; our exposure to liabilities related to  environmental laws and similar matters; changes in general economic, political, business and financial market conditions, including with respect to  the COVID‐19 pandemic; access to sufficient debt and/or equity capital on satisfactory terms  and when and as needed to support operations and capital expenditures; fluctuations in interest rates; our ability to comply with negative  and affirmative covenants in our current or future indebtedness; the issuance of new or modified credit  ratings or outlooks by credit rating agencies on us or on our current or future debt; fluctuations in the value of benefit plan  assets and liabilities; changes in federal or state general, income and other tax laws, including future significant tax  legislation, the availability of, or our compliance with, the terms of applicable tax credits and tax abatement programs and the Company’s ability to utilize its U.S. federal and state income tax net operating loss carryforwards; the use by  municipalities of the power of eminent domain or other authority or the assertion of similar rights by private landowners; our inability to  obtain insurance; the incurrence of impairment charges related to goodwill or other assets; labor actions;  our ability to attract and retain qualified employees; civil disturbances, unrest or terrorist threats or acts; and other factors as may be  set forth in the Company’s SEC filings. These and other forward‐looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above  and the risk factors and cautionary statements included in our annual, quarterly and other SEC filings,  and readers should refer to such risks, uncertainties, risk factors and statements in evaluating such forward‐looking statements. Any  forward‐looking statements speak only as of the date this presentation was first used or given. We do not  have and do not undertake any obligation or intention to update or revise any forward‐looking statement, whether as a result of new  information, future events, changed circumstances or otherwise, except as otherwise required by the Federal  securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it  may not be possible to assess the impact of any such factor on our businesses, either viewed independently or  together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in  any forward‐looking statement. The foregoing factors should not be construed as exhaustive. 47Forward-Looking Statements Statements made, referred to or relied upon in this presentation, including, without limitation, with respect to: earnings per share guidance; dividend growth guidance; the timing and outcome of pending or future acquisition activity; our future financial performance, liquidity and cash flows; our ability to finance our current operations, capital expenditures and growth initiatives by accessing the debt and equity capital markets; the impacts to us attributable to the current pandemic health event resulting from the novel coronavirus (COVID‐19); the amount and allocation of future capital investments and expenditures; estimated revenues, regulatory recovery and other decisions in general rate cases and other proceedings; estimates regarding our projected rate base, growth, results of operations and financial condition; our projected regulated adjusted operation and maintenance efficiency ratio; the expected timing of the completion of the announced sale of our New York subsidiary and the amount of proceeds or after‐tax gain anticipated to be recognized therefrom; trends in the industries in which we operate, including macro trends with respect to our efforts related to customer, technology and work execution; our ability to execute our business and operational strategy; and regulatory, legislative, tax policy or legal developments, are forward‐looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward‐looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely”, “uncertain”, “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” or the negative of such terms or other variations or similar expressions. These forward‐looking statements are predictions based on our current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward‐looking statements are subject to a number of estimates and assumptions, known and unknown risks, uncertainties and other factors. Actual results may vary materially from those discussed in the forward‐looking statements included in this presentation as a result of the factors discussed in our Annual Report on Form 10‐K for the year ended December 31, 2020, as filed with the SEC on February 24, 2021, and subsequent filings with the SEC, and because of factors including, without limitation: the decisions of governmental and regulatory bodies and the outcome of regulatory commissions’ and other authorities’ actions; changes in customer demand for, and patterns of use of, water; limitations on the availability of our water supplies or sources of water, or restrictions on its use thereof; a loss of one or more large industrial or commercial customers; changes in laws, governmental regulations and policies; impacts resulting from U.S., state and local elections; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, pandemics (including COVID‐19) and epidemics, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or actions; risks associated with our aging infrastructure and our ability to appropriately improve the resiliency of or maintain and replace, current or future infrastructure and systems; exposure or infiltration of our technology and critical infrastructure systems through physical or cyber attacks or other means; our ability to obtain permits and other approvals for projects and construction of various water and wastewater facilities; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; the intentional or unintentional actions of a third party, including contamination of our water supplies or the water provided to our customers; our ability to obtain adequate and cost‐effective supplies of equipment, chemicals, electricity, fuel, water and other raw materials; our ability to successfully meet growth projections for our businesses and capitalize on growth opportunities; our ability to, among other things, acquire, close and successfully integrate regulated operations and market‐based businesses, enter into contracts and other agreements with, or otherwise obtain, new customers in the Company’s market‐based businesses, and realize anticipated benefits and synergies from new acquisitions; risks and uncertainties associated with contracting with the U.S. government; cost overruns relating to our operations; our ability to successfully develop and implement new technologies; our ability to maintain safe work sites; our exposure to liabilities related to environmental laws and similar matters; changes in general economic, political, business and financial market conditions, including with respect to the COVID‐19 pandemic; access to sufficient debt and/or equity capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; our ability to comply with negative and affirmative covenants in our current or future indebtedness; the issuance of new or modified credit ratings or outlooks by credit rating agencies on us or on our current or future debt; fluctuations in the value of benefit plan assets and liabilities; changes in federal or state general, income and other tax laws, including future significant tax legislation, the availability of, or our compliance with, the terms of applicable tax credits and tax abatement programs and the Company’s ability to utilize its U.S. federal and state income tax net operating loss carryforwards; the use by municipalities of the power of eminent domain or other authority or the assertion of similar rights by private landowners; our inability to obtain insurance; the incurrence of impairment charges related to goodwill or other assets; labor actions; our ability to attract and retain qualified employees; civil disturbances, unrest or terrorist threats or acts; and other factors as may be set forth in the Company’s SEC filings. These and other forward‐looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors and cautionary statements included in our annual, quarterly and other SEC filings, and readers should refer to such risks, uncertainties, risk factors and statements in evaluating such forward‐looking statements. Any forward‐looking statements speak only as of the date this presentation was first used or given. We do not have and do not undertake any obligation or intention to update or revise any forward‐looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on our businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward‐looking statement. The foregoing factors should not be construed as exhaustive. 47

Non-GAAP Financial Information This presentation includes adjusted regulated segment O&M efficiency ratios, both historical and forward‐looking, which, in addition to the pro  forma adjustment for the impact of the Tax Cuts and Jobs Act (the “TCJA”), excludes from its  calculation (i) estimated purchased water and other revenues and purchased water expenses, (ii) the impact of the Freedom Industries chemical  spill in 2014 and certain related settlement activities recognized in 2016, 2018 and 2019, (iii) the  estimated impact in 2012 and 2014 of weather, and (iv) the allocable portion of non‐O&M support services costs, mainly depreciation  and general taxes. Also, an alternative presentation of this ratio has been provided for each of 2010, 2012,  2014 and 2016 which includes the pro forma adjustment for the impact of the TCJA and includes for 2012, 2014 and 2016 the impact of our implementation of Accounting Standards Update 2017‐07, Compensation ‐ Retirement Benefits  (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post‐retirement Benefit, on January 1, 2018.  These  adjusted O&M efficiency ratios constitute “non‐GAAP financial measures” under SEC rules. We  evaluate our operating performance using these ratios and believe that the presentation of them is useful to investors because the ratios  directly measure improvement in the operating performance and efficiency of our regulated  businesses. These ratios are derived from our consolidated financial information but are not presented in our consolidated financial statements  prepared in accordance with GAAP.  These non‐GAAP financial measures supplement and should  be read in conjunction with our GAAP disclosures and should be considered as an addition to, and not a substitute for, any GAAP  measure. These ratios (i) are not accounting measures based on GAAP; (ii) are not based on a standard,  objective industry definition or method of calculation; (iii) may not be comparable to other companies’ operating measures; and (iv) should  not be used in place of the GAAP information provided elsewhere in this presentation. Management  is unable to present a reconciliation of adjustments to the components of the forward‐looking O&M efficiency ratio without unreasonable  effort because management cannot reliably predict the nature, amount or probable significance of all  the adjustments for future periods; however, these adjustments may, individually or in the aggregate, cause the non‐GAAP financial measure  component of the forward‐looking ratio to differ significantly from the most directly comparable  GAAP financial measure. Set forth in this appendix are tables that reconcile each of the components of our historical O&M efficiency ratios to its most  directly comparable GAAP financial measure. All references throughout this presentation to EPS refer to diluted EPS attributable to common shareholders. 48Non-GAAP Financial Information This presentation includes adjusted regulated segment O&M efficiency ratios, both historical and forward‐looking, which, in addition to the pro forma adjustment for the impact of the Tax Cuts and Jobs Act (the “TCJA”), excludes from its calculation (i) estimated purchased water and other revenues and purchased water expenses, (ii) the impact of the Freedom Industries chemical spill in 2014 and certain related settlement activities recognized in 2016, 2018 and 2019, (iii) the estimated impact in 2012 and 2014 of weather, and (iv) the allocable portion of non‐O&M support services costs, mainly depreciation and general taxes. Also, an alternative presentation of this ratio has been provided for each of 2010, 2012, 2014 and 2016 which includes the pro forma adjustment for the impact of the TCJA and includes for 2012, 2014 and 2016 the impact of our implementation of Accounting Standards Update 2017‐07, Compensation ‐ Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post‐retirement Benefit, on January 1, 2018. These adjusted O&M efficiency ratios constitute “non‐GAAP financial measures” under SEC rules. We evaluate our operating performance using these ratios and believe that the presentation of them is useful to investors because the ratios directly measure improvement in the operating performance and efficiency of our regulated businesses. These ratios are derived from our consolidated financial information but are not presented in our consolidated financial statements prepared in accordance with GAAP. These non‐GAAP financial measures supplement and should be read in conjunction with our GAAP disclosures and should be considered as an addition to, and not a substitute for, any GAAP measure. These ratios (i) are not accounting measures based on GAAP; (ii) are not based on a standard, objective industry definition or method of calculation; (iii) may not be comparable to other companies’ operating measures; and (iv) should not be used in place of the GAAP information provided elsewhere in this presentation. Management is unable to present a reconciliation of adjustments to the components of the forward‐looking O&M efficiency ratio without unreasonable effort because management cannot reliably predict the nature, amount or probable significance of all the adjustments for future periods; however, these adjustments may, individually or in the aggregate, cause the non‐GAAP financial measure component of the forward‐looking ratio to differ significantly from the most directly comparable GAAP financial measure. Set forth in this appendix are tables that reconcile each of the components of our historical O&M efficiency ratios to its most directly comparable GAAP financial measure. All references throughout this presentation to EPS refer to diluted EPS attributable to common shareholders. 48

Fourth Quarter 2020 EPS Detail by Business Regulated $0.01 MBB $0.22 Other $0.03 * 49Fourth Quarter 2020 EPS Detail by Business Regulated $0.01 MBB $0.22 Other $0.03 * 49

Full Year 2020 EPS Detail by Business Regulated $0.33 MBB $0.26 Parent ($0.09) * 50Full Year 2020 EPS Detail by Business Regulated $0.33 MBB $0.26 Parent ($0.09) * 50

2020 Closed Acquisitions* As of December 31, 2020 NUMBER OF   WATER CUSTOMER  WASTEWATER CUSTOMER  TOTAL CUSTOMER  STATE SYSTEMS CONNECTIONS CONNECTIONS CONNECTIONS California 2 6,300 ‐ 6,300 1 ‐ 200 200 Hawaii Iowa 2 250 ‐ 250 Illinois 11 6,500 18,500 25,000 Indiana 1 ‐ 400 400 1 ‐ 100 100 Missouri 1 ‐ 2,800 2,800 New Jersey Pennsylvania 2 50 2,200 2,250 Tennessee 1 200 ‐ 200 West Virginia 1 300 ‐ 300 23 13,600 24,200 37,800 Total 51 *Customer Connections are rounded and may not sum2020 Closed Acquisitions* As of December 31, 2020 NUMBER OF WATER CUSTOMER WASTEWATER CUSTOMER TOTAL CUSTOMER STATE SYSTEMS CONNECTIONS CONNECTIONS CONNECTIONS California 2 6,300 ‐ 6,300 1 ‐ 200 200 Hawaii Iowa 2 250 ‐ 250 Illinois 11 6,500 18,500 25,000 Indiana 1 ‐ 400 400 1 ‐ 100 100 Missouri 1 ‐ 2,800 2,800 New Jersey Pennsylvania 2 50 2,200 2,250 Tennessee 1 200 ‐ 200 West Virginia 1 300 ‐ 300 23 13,600 24,200 37,800 Total 51 *Customer Connections are rounded and may not sum

Acquisitions* Under Agreement as of January 31, 2020 NUMBER OF   WATER CUSTOMER  WASTEWATER CUSTOMER  TOTAL CUSTOMER  STATE SYSTEMS CONNECTIONS CONNECTIONS CONNECTIONS California 4 6,200 ‐ 6,200 3 900 ‐ 900 Illinois Indiana 2 100 100 200 Missouri 9 4,100 5,400 9,500 Pennsylvania 7 1,700 10,300 12,000 2 1,000 ‐ 1,000 West Virginia 27 14,000 15,800 29,800 Total 52 *Customer Connections are rounded and may not sumAcquisitions* Under Agreement as of January 31, 2020 NUMBER OF WATER CUSTOMER WASTEWATER CUSTOMER TOTAL CUSTOMER STATE SYSTEMS CONNECTIONS CONNECTIONS CONNECTIONS California 4 6,200 ‐ 6,200 3 900 ‐ 900 Illinois Indiana 2 100 100 200 Missouri 9 4,100 5,400 9,500 Pennsylvania 7 1,700 10,300 12,000 2 1,000 ‐ 1,000 West Virginia 27 14,000 15,800 29,800 Total 52 *Customer Connections are rounded and may not sum

Timely Recovery Through Regulatory Mechanisms 64% Infrastructure  Forward  Surcharge  Test Years  Mechanisms  (36%) (28%) 36% Traditional Recovery 2021‐2025 Capital Plan (average) 53Timely Recovery Through Regulatory Mechanisms 64% Infrastructure Forward Surcharge Test Years Mechanisms (36%) (28%) 36% Traditional Recovery 2021‐2025 Capital Plan (average) 53

Rates Effective Since…

AMERICAN WATER

January 1, 2020

Rate Cases & Step Increases	Date Effective	Annualized Revenue Increases
California (Step Increase)	1/1/2020	$5
Indiana (Step Increase)	5/1/2020	13 [(a)]
New Jersey (Rate Case)	11/1/2020	39
Virginia (Rate Case)	11/6/2020	(1) [(b)]
	Sub-Total	$56

Infrastructure Charges	Date Effective	Annualized Revenue Increases
West Virginia (DSIC)	1/1/2020	$3
Pennsylvania (W-DSIC)	1/1/2020	9
Pennsylvania (WW-DSIC)	1/1/2020	1
Illinois (QIP)	1/1/2020	7
New Jersey (DSIC)	1/1/2020	10
Tennessee (QIIP, EDI, SEC)	1/1/2020	2
Pennsylvania (DSIC)	4/1/2020	5
Missouri (ISRS)	6/27/2020	10
New Jersey (DSIC)	6/29/2020	10
Kentucky (QIP)	7/1/2020	1
Pennsylvania (DSIC)	7/2/2020	4
Pennsylvania (DSIC)	10/1/2020	8
Missouri (ISRS)	12/14/2020	2
	Sub-Total	$72
	2020 Total	$128

January 1, 2021

Infrastructure Charges	Date Effective	Annualized Revenue Increases
West Virginia (DSIC)	1/1/2021	$5
Pennsylvania (DSIC)	1/1/2021	8
Tennessee (QIIP, EDI, SEC)	1/1/2021	3
Illinois (QIP)	1/1/2021	7
	2021 Total	$23

(a) The overall increase is $17.5 million in revenues combined over two steps, the first step is effective 7/1/2019 in the amount of $4.4 million and the second step became effective 5/1/2020 in the amount of $13.1 pending protest rights to the certified numbers

(b) Does not include WWISC revenues of $875,000 rolled into base rates. Water revenues increased by $1.2 million inclusive of WWISC revenues, and Wastewater revenue decreased by $1.05 million for a net award of $150,000.

54

Pending Rate Case Filings

American Water

Rate Cases Filed	Docket/Case Number	Date Filed	Requested Revenue Increase	ROE Requested	Rate Base
California	Case No. A.19-07-004	7/1/2019	$26[a]		$689
Pennsylvania	Docket R-2020-3019369 (W) & R-2020-3019371 (WW)	4/29/2020	92[b]	10.8%	3,975
Missouri	Case No. WR-2020-0344	6/30/2020	78[c]	10.5%	1,823
Iowa	Case No. RPU-2020-0001	8/28/2020	3[d]	10.5%	145
			$199		$6,632

Infrastructure Charges Filed					
New York (SIC)		5/29/2020	$1		$7
Indiana (DSIC)		1/15/2021	8		81
			$9		$88
		Total	$208		

[a] On July 1, the company filed for a Test Year 2021 revenue requirement request of $26.0 million which excludes the escalation year and attrition year rate increases for 2022 and 2023 of $9.8 million and $10.8 million, respectively. The Company filed its 100-day update on October 11, 2019, requesting $27.3 million annualized incremental revenues for 2021, and increases of $9.5 million and $10.3 million in the escalation year of 2022 and the attrition year of 2023, respectively

[b] The Company reached a settlement with the Commission's Bureau of Investigation and Enforcement providing for an increase of $70.5 million over two steps, the first step will be $50.5 million and the second step will be $20 million. This settlement, filed with the Commission on October 30, 2020, is subject to Commission approval.

[c] The requested increase is $78.1 million, which excludes $29.4 million from the ISRS

[d] The requested increase is $2.9 million, which excludes $1 million from the QIP

55

Regulatory Information

AMERICAN WATER

	CALIFORNIA	ILLINOIS	INDIANA	KENTUCKY	MISSOURI
Authorized Rate Base*	$498,135	$883,386	$1,182,170	$443,654	$1,249,293[b]
Authorized ROE	9.20%[a]	9.79%	9.80%	9.70%	10.00%[e]
Authorized Equity	55.39%[a]	49.80%	53.41%[c]	48.90%	52.80%[d]
Effective Date of Rate Case	1/1/2018[a]	1/1/2017	5/1/2020	6/28/2019	5/28/2018

	NEW JERSEY	NEW YORK	PENNSYLVANIA	VIRGINIA	WEST VIRGINIA
Authorized Rate Base*	$3,573,450	$275,463	$3,162,597[b]	$194,165	$652,900[g]
Authorized ROE	9.60%	9.10%	10.00%[e]	9.30%[h]	9.75%
Authorized Equity	54.56%	46.00%	53.75%[d]	40.75%[d]	48.40%[g]
Effective Date of Rate Case	11/1/2020	6/1/2017	1/1/2018	11/6/2020[f]	2/25/2019

**Rate Base stated in $000s*

[a] On March 22, 2018, Decision 18-03-035 set the authorized cost of capital for 2018 through 2020. CAW has a separate Cost of Capital case which sets the rate of return outside of a general rate proceeding
[b] The Rate Base listed is the Company's view of the Rate Base allowed in the case, the Rate Base was not disclosed in the Order or the applicable settlement agreement
[c] The Authorized Equity excludes cost-free items or tax credit balances at the overall rate of return which lowers the equity percentage as an alternative to the common practice of deducting such items from rate base
[d] The equity ratio listed is the Company's view of the equity ratio allowed in the case, the actual equity ratio was not disclosed in the Order or the applicable settlement agreement
[e] The ROE listed is the Company's view of the ROE allowed in the case; however, the ROE was not disclosed in the Order or the applicable settlement agreement
[f] Interim rates were effective April 1, 2016 and received final Order May 24, 2017
[g] The Rate Base and equity ratio listed is the Company's view of what was allowed in the case, as there were multiple versions of each disclosed by the parties in the settlement agreement
[h] The ROE listed is the Company's view of the ROE allowed in the case, the ROE was not disclosed in the Order or the applicable settlement agreement, 9.6% is adopted for future earnings test and WWISC filings per the Order

56

Reconciliation Table: Regulated Segment O&M Efficiency Ratio Regulated Segment O&M Efficiency Ratio FY FY FY FY FY FY FY 2010 2012 2014 2016 2018 2019 2020 (A Non-GAAP Unaudited Number) ($ in millions) Total operations and maintenance expense $1,291 $1,330 $1,350 $1,504 $1,479 $1,544 $1,622 Less: Operations and maintenance expense – Market-Based Operations 257 256 289 372 362 393 389 Operations and maintenance expense – Other (61) (56) (51) (44) (42) (31) (25) Total operations and maintenance expense – Regulated Businesses $1,095 $1,130 $1,112 $1,176 $1,159 $1,182 $1,258 Less: Regulated purchased water expense 100 110 122 122 133 135 149 Allocation of non-operation and maintenance expenses 29 35 39 30 31 31 41 Impact of Freedom Industries activities - - 10 65 (20) (4) 0 Estimated impact of weather - 5 (2) - - 0 0 Adjusted operations and maintenance expense – Regulated Businesses (a) $966 $980 $943 $959 $1,015 $1,020 $1,068 Total operating revenues $2,555 $2,854 $3,011 $3,302 $3,440 $3,610 $3,777 Less: Operating Revenues – Market-Based Operations 295 307 355 451 476 539 540 Operating Revenues – Other (26) (17) (18) (20) (20) (23) (18) Total pro forma operating revenues – Regulated Businesses $2,286 $2,564 $2,674 $2,871 $2,984 $3,094 $3,255 Less: Regulated Purchased Water expense* 100 110 122 122 133 135 149 Other revenue --- --- (7) Plus: Freedom Industries chemical spill in West Virginia - - 1 - - - - Estimated impact of weather - (47) 17 - - - - Adjusted pro forma operating revenues—Regulated Businesses (b) $2,186 $2,407 $2,570 $2,749 $2,851 $2,959 $3,113 Adjusted O&M efficiency ratio—Regulated Businesses (a)/(b) 44.2% 40.7% 36.7% 34.9% 35.6% 34.5% 34.3% * Calculation assumes purchased water revenues Adjusted operations and maintenance expense – Regulated Businesses $966 $980 $943 $959 approximate purchased water expenses Less: ** Includes the impact of the Company’s adoption of ASU Impact of adoption of ASU 2017-07** - 39 (8) 12 2017-07, Compensation - Retirement Benefits (Topic 715): Adjusted operations and maintenance expense – Regulated Businesses (c) $966 $941 $951 $947 Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit, on January 1, Adjusted operating revenues—Regulated Businesses $2,186 $2,407 $2,570 $2,749 2018 *** Calculation of Estimated tax reform = Revenue Less pro forma adjustment: Requirement with new Effective Tax Rate (taxes grossed Pro forma adjustment for impact of the TCJA*** 89 112 137 161 up) – Revenue Requirement with old Effective Tax Rate Adjusted pro forma operating revenues—Regulated Businesses (d) $2,097 $2,294 $2,433 $2,588 Adjusted O&M efficiency ratio—Regulated Businesses (c)/(d) 46.1% 41.0% 39.1% 36.6% 57Reconciliation Table: Regulated Segment O&M Efficiency Ratio Regulated Segment O&M Efficiency Ratio FY FY FY FY FY FY FY 2010 2012 2014 2016 2018 2019 2020 (A Non-GAAP Unaudited Number) ($ in millions) Total operations and maintenance expense $1,291 $1,330 $1,350 $1,504 $1,479 $1,544 $1,622 Less: Operations and maintenance expense – Market-Based Operations 257 256 289 372 362 393 389 Operations and maintenance expense – Other (61) (56) (51) (44) (42) (31) (25) Total operations and maintenance expense – Regulated Businesses $1,095 $1,130 $1,112 $1,176 $1,159 $1,182 $1,258 Less: Regulated purchased water expense 100 110 122 122 133 135 149 Allocation of non-operation and maintenance expenses 29 35 39 30 31 31 41 Impact of Freedom Industries activities - - 10 65 (20) (4) 0 Estimated impact of weather - 5 (2) - - 0 0 Adjusted operations and maintenance expense – Regulated Businesses (a) $966 $980 $943 $959 $1,015 $1,020 $1,068 Total operating revenues $2,555 $2,854 $3,011 $3,302 $3,440 $3,610 $3,777 Less: Operating Revenues – Market-Based Operations 295 307 355 451 476 539 540 Operating Revenues – Other (26) (17) (18) (20) (20) (23) (18) Total pro forma operating revenues – Regulated Businesses $2,286 $2,564 $2,674 $2,871 $2,984 $3,094 $3,255 Less: Regulated Purchased Water expense* 100 110 122 122 133 135 149 Other revenue --- --- (7) Plus: Freedom Industries chemical spill in West Virginia - - 1 - - - - Estimated impact of weather - (47) 17 - - - - Adjusted pro forma operating revenues—Regulated Businesses (b) $2,186 $2,407 $2,570 $2,749 $2,851 $2,959 $3,113 Adjusted O&M efficiency ratio—Regulated Businesses (a)/(b) 44.2% 40.7% 36.7% 34.9% 35.6% 34.5% 34.3% * Calculation assumes purchased water revenues Adjusted operations and maintenance expense – Regulated Businesses $966 $980 $943 $959 approximate purchased water expenses Less: ** Includes the impact of the Company’s adoption of ASU Impact of adoption of ASU 2017-07** - 39 (8) 12 2017-07, Compensation - Retirement Benefits (Topic 715): Adjusted operations and maintenance expense – Regulated Businesses (c) $966 $941 $951 $947 Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit, on January 1, Adjusted operating revenues—Regulated Businesses $2,186 $2,407 $2,570 $2,749 2018 *** Calculation of Estimated tax reform = Revenue Less pro forma adjustment: Requirement with new Effective Tax Rate (taxes grossed Pro forma adjustment for impact of the TCJA*** 89 112 137 161 up) – Revenue Requirement with old Effective Tax Rate Adjusted pro forma operating revenues—Regulated Businesses (d) $2,097 $2,294 $2,433 $2,588 Adjusted O&M efficiency ratio—Regulated Businesses (c)/(d) 46.1% 41.0% 39.1% 36.6% 57